LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2013
LOSS PER SHARE
Schedule for calculation of basic and diluted loss attributable to the company's ordinary shareholders per share
	2011	2012	2013
Numerator:
Net loss available to Mecox Lane Limited shareholders—basic and diluted	$(33,223,661)	$(22,432,150)	$(26,610,291)

Denominator:
Weighted average ordinary shares—basic and diluted	405,192,243	404,247,016	418,347,060

Basic and diluted loss per ordinary share	$(0.08)	$(0.06)	$(0.06)